UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 August 8, 2002
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                         1-1204                   13-4921002
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)


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Item 7. EXHIBITS

(c)  Exhibits.

     The following exhibits are furnished as part of this report to the extent described in Item 9.


Exhibit No.                   Description

99.1 Certification of John B. Hess, Chairman of the Board and Chief Executive Officer of Amerada Hess Corporation, filed with the Securities and Exchange Commission on August 8, 2002 pursuant to Order No. 4-460.

99.2 Certification of John Y. Schreyer, Executive Vice President and Chief Financial Officer of Amerada Hess Corporation, filed with the Securities and Exchange Commission on August 8, 2002 pursuant to Order No. 4-460.



Item 9. REGULATION FD DISCLOSURE

     On August 8, 2002, both John B. Hess, Chairman of the Board and Chief Executive Officer of Amerada Hess Corporation (the "Company"), and John Y. Schreyer, Executive Vice President and Chief Financial Officer of the Company, filed certifications with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order No. 4-460 (the "Order"). Both certifications conformed exactly to the form prescribed by the Commission in Exhibit A to the Order, without qualification or modification. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERADA HESS CORPORATION


DATE:  August 8, 2002                 By:    /s/   John Y. Schreyer
                                           -----------------------------------
                                            Name:  John Y. Schreyer
                                            Title: Executive Vice President
                                                     and Chief Financial Officer


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